November 9, 2017 Third Quarter 2017 Financial Results and Business Update Exhibit 99.2

Safe Harbor Statement Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe harbor Provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business.  Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Intrexon’s current and future collaborations and joint ventures; (ii) Intrexon’s ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) actual or anticipated variations in Intrexon’s operating results; (iv) actual or anticipated fluctuations in Intrexon’s competitors’ or its collaborators’ operating results or changes in their respective growth rates; (v) Intrexon’s cash position; (vi) market conditions in Intrexon’s industry; (vii) the volatility of Intrexon’s stock price; (viii) Intrexon’s ability, and the ability of its collaborators, to protect Intrexon’s intellectual property and other proprietary rights and technologies; (ix) Intrexon’s ability, and the ability of its collaborators, to adapt to changes in laws or regulations and policies; (x) the outcomes of pending and future litigation; (xi) the rate and degree of market acceptance of any products developed by Intrexon or its collaborators; (xii) Intrexon’s ability to retain and recruit key personnel; (xiii) Intrexon’s expectations related to the use of proceeds from its public offerings and other financing efforts; (xiv) Intrexon’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and (xv) Intrexon’s expectations relating to its subsidiaries and other affiliates. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled ”Risk Factors“ in Intrexon’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Intrexon’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the release, and Intrexon undertakes no duty to update this information unless required by law. Non-GAAP Financial Measures This presentation presents Adjusted EBITDA, which is a non-GAAP financial measure within the meaning of applicable rules and regulations of the Securities and Exchange Commission (SEC). For a reconciliation of Adjusted EBITDA to net loss attributable to Intrexon in accordance with generally accepted accounting principles and for a discussion of the reasons why the company believes that these non-GAAP financial measures provide information that is useful to investors see the tables below under “Reconciliation of GAAP to Non-GAAP Measures.” Such information is provided as additional information, not as an alternative to Intrexon’s consolidated financial statements presented in accordance with GAAP, and is intended to enhance an overall understanding of the Company’s current financial performance. © 2017 Intrexon Corp. All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon’s securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon. Forward-Looking Statements

Business Update Andrew Last, Ph.D. – Chief Operating Officer

Expanding Biotechnology’s Reach and Impact Health Gene and cell therapies targeting numerous disease indications including cancer, cardiac disease, rare disorders, among others Bio-effectors for human/animal health APIs and enzymes Environment Insect control Crop protection Flowering control Food Non-browning fruits and vegetables High-throughput plant regeneration Bovine reproduction Aquaculture Energy Fuels & chemicals Lubricants Consumer Skincare Biotech 2.0 Representative list of target markets for collaborations/subsidiaries; not complete list

Changing the Treatment Paradigm in CAR-T Therapy CAR-T integration/delivery into patients using time-consuming and costly method CAR-T integration/delivery into patients using fast and cost effective method Apheresis Infusion of CAR-T cells into patient Viral CART Non-Viral CART Transportation of T cells Transportation of CAR-T cells CAR-T Therapy completed onsite Time to treat patients 16 to 29 days Time to treat patients less than 2 days GMP manufacturing centers engineer T cells with viral-based methods that rely on activating and propagating the genetically modified T cells

Advancing Point-of-Care CAR-T



Sleeping Beauty
CAR
Electroporation
T Cell
Signals 1+2
CAR T_{on}
SB11 T_{ase}



Sleeping Beauty
POC-mbIL15-CAR
Electroporation
T Cell
Signals 1+2+3
mbIL15 T_{on}
CAR T_{on}
SB11 T_{ase}

CAR engagement provides T-cell activation and co-stimulation signals while mbIL15 provides a 3rd stimulatory signal

Advancing Point-of-Care (POC) *Sleeping Beauty (SB)* CAR+ mbIL15+ Switch+ T cells administered in less than 2 days into patients

POC solutions will help lower cost and expand access to innovative CAR T-cell therapies

Anticipate entering clinic in 2018

Potent anti-tumor activity of P-O-C mbIL15 CAR+ T cells*



mbIL15-CAR T cells
CAR^{neg} T cells
Tumor only
Tumor flux (p/s/cm²/sr)
10^{11}
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
5 9 16 19 21 23 26 28 30 33 35 37 40 42
Days post-tumor injection

6

*ASH 2016, Publication 2807 - POC CAR generated with SB and administered in <2 days against CD19+ leukemia in mouse models

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Collaborations for Non-viral CARs & TCRs CARs: Utilizing Sleeping Beauty non-viral gene integration and RTS® platform to regulate expression of mbIL15 co-expressed with CARs Two selected CAR targets are expressed on a wide range of cancers Anticipate entering clinic in 2018 TCRs: CRADA with NCI and Dr. Steven Rosenberg for the development of ACT-based immunotherapies genetically modified using Sleeping Beauty system Express neoantigen-specific TCRs to develop immunotherapies for patients with solid tumors Anticipate IND filing in Q1 2018

Rare Diseases Precigen: Biotech 2.0 Platform for Human Health Precigen will utilize Intrexon’s world leading platform to build next-gen therapeutic products faster and cost effectively Broad pipeline of clinical and pre-clinical programs, both partnered and un-partnered Expansion of internal portfolio into various therapeutic areas with initial focus on combinatorial approaches Leading position in single and multigene programming with limited off-target effects Oncology Vaccines Infectious Diseases Diabetes Cardiac Disease Autoimmune Disorders Representative list of areas; not complete list

Heart Disease – High Unmet Need Heart Disease is #1 cause of death in the US. 610,000 People in the US die of heart disease each year 1 in every 6 health care dollars is spent on cardiovascular disease $317 billion Health care costs and lost productivity in 2011 Xogenex* has developed a multigene cardiac disease therapy expressing proteins from three cardiac effector genes involved in heart failure IND filed November 2017 25 Million Patients with heart failure worldwide 5 Million Patients in U.S. *Xogenex is a majority-owned subsidiary of Intrexon; Stats: Ambrosy et al. J Am Coll Cardiol (2014) 63:1123–1133; CDC; Million Hearts

Innovative Multigene Approach to Cardiac Disease Favorable Pre-clinical Data: Demonstrated reversal of established cardiac disease in rat model after a single pXoX treatment (** P<0.001) Mitotic marker confirmed regeneration of cardiomyocytes

T1D Partners – ActoBiotics® Therapeutics for Type 1 Diabetes

ActoBiotics® based antigen-specific immunotherapy to treat type 1 diabetes

Expect to file IND in early 2018

Pre-clinical animal models show remission rates of 80-90% in new onset diabetic mice*

Therapy for **early-stage patients** before becoming insulin-dependent; also applicable in **late-stage patients**

1.25 million
children + adults affected in the U.S. alone

$14 billion
Estimated treatment market by 2023

*Takiishi *et al. Diabetes* (2017) 66: 448-459.Stats - http://www.diabetes.org; Market Research reports

11

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Clinical Development Outlook Patient population # based on US only; * Estimated new cases per year; **ZIOPHARM plans to initiate pivotal trial in Q4 2017 Indication Gene/Cell Therapy Patient # Phase Recurrent Glioblastoma Ad-RTS-IL12 >10,000* Phase 3** Oral Mucositis ActoBiotics AG013 ~500,000 Phase 2 Recessive Dystrophic EB FCX-007 2,500 Phase 1/2 Adv. Lymphoid Malignancies Sleeping Beauty CD19+ CAR T >80,000* Phase 1 Relapsed/Refractory AML Viral CD33+ CAR T <8,000* Phase 1 Pediatric Brain Tumors Ad-RTS-IL12 >3,000 Phase 1 Recurrent Glioblastoma Ad-RTS-IL12 & Checkpoint >10,000* Phase 1** Indication Gene/Cell Therapy Patient # IND Cardiac Disease pXoX Multi-Gene >20 million IND Filed in November 2017 Linear Scleroderma FCX-013 ~40,000 Q4 2017 T1 Diabetes ActoBiotics >1.25 million Q1 2018 Solid Tumors Sleeping Beauty TCR n/a Q1 2018 Friedreich’s ataxia Adeno-associated Virus ~5,000-10,000 Q1 2018 Adv. Lymphoid Malignancies Sleeping Beauty CD19+ POC CAR T >80,000* 2018 Liquid and/or Solid Tumors Sleeping Beauty CAR T n/a 2018

Broad Application of Innovative Arctic® Solution Almost half of all fruits and vegetables are wasted Unique Arctic Advantage™ solution creates benefits for commercial tree fruit varieties & vegetables across the entire supply chain – from growers to consumers – reducing food waste First target is apples, 40% of which are wasted - much from superficial bruising & browning FAO - http://www.fao.org/save-food/resources/keyfindings/infographics/fruit/en/ 3.7 Trillion Apples Conventional Golden Arctic® Golden Conventional Granny Arctic® Granny

Commercial Launch Underway US Commercial launch of fresh sliced Arctic® apples underway in Q4’2017 Non-chemical, preservative-free approach to non-browning No change to apple taste/texture Fresh sliced apple market in US estimated at ~$500 million in sales

Large Market Opportunity in Fruits & Vegetables Arctic® fresh sliced apples represent Intrexon’s initial non-browning product launch into the commercial marketplace: Projected outlook for Arctic® fresh apple slices Non-browning fruits & vegetables under development at Intrexon: Cherries Pears Lettuce Avocados 2020 $20 million sales 2022 $100 million sales >50% GMs 2026 $500 million sales >50% GMs $200 million EBITDA

ICP: Targeted Biological Control of Ag Pests

Intrexon Crop Protection Achieves Milestone in Development of Pioneering Self-Limiting Fall Armyworm Solution

October 2017

Destructive march of fall armyworm across Africa since arrival in 2016





Confirmed presence of FAW

Suspected presence/awaiting confirmation

28 COUNTRIES

Confirmed presence

$14 BILLION

Estimated loss of maize, sorghum, rice, and sugarcane as of Apr 2017

UP TO **67%** CROP LOSS

Due to fall armyworm in Ghana alone

Oxitec's Innovative Solution to Tackle Growing Diamondback Moth Pest Issue Begins Field Trials

September 2017

USDA

Animal and Plant Health Inspection Service

Finding of No Significant Impact



DBM is highly invasive pest resistant to many insecticides and *Bt* crops. DBM costs farmers over $4 billion annually



Diamondback moth damage on cauliflower in India



Diamondback moth damage on cabbage in NY State

16

CABI Fall Armyworm Statistics - 2017; Zalucki *et al. Journal of Economic Entomology (2012)* 105: 1115-1129.

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Rising Resistance - Enormous Challenge in Crop Protection When Pesticides Run Out, Borel, 2017; EPA, Pesticides Industry Sales and Usage 2008-2012 Over $16 Billion spent annually on insecticides 10% - 16% global food production lost in major crops to insect crop damage Over $15 Billion spent annually on fungicides 13% - 15% global food production lost in major crops to fungal pathogens

Strong Suppression Results with Our Eco-Friendly Solution *J Econ Entomol 105: 1115-1129; J Appl Entomol 137: 1–15; PLOS ONE 10: e0126702; https://www.nimss.org/projects/view/mrp/outline/18372; ICP estimates; Harvey-Samuel et al. BMC Biology (2015) 13: 49; Ant et al. (2012) BMC Biology; Trials conducted in collaboration with Universities of Oxford & Crete. Medfly Population size (number of eggs) Olive fly Diamondback Moth ICP’s Ag-Pest Pipeline & Costs/Economic Losses* Fall Armyworm >$14 Billion Drosophila suzukii >$1 Billion Diamondback Moth >$4 Billion Medfly >$1 Billion Olive Fly >$1 Billion Pink Bollworm >$250 Million Suppression Results from Trials Weeks

Friendly™ Aedes – A Biopesticide for Mosquitoes Regulatory designation as a biopesticide in Oct 2017 Jurisdiction transferred to Environmental Protection Agency (EPA) based on new guidance issued by the U.S. Food and Drug Administration’s Center for Veterinary Medicine Preparing to submit application to the EPA Ongoing geographic expansion in 2017 Brazil – Second Brazil contract announced in Juiz de Fora; first contract in the Minas Gerais state India – Outdoor caged trials to demonstrate efficacy of Friendly™ mosquitoes on schedule to be completed in Q4’2017 Expect to initiate new deployments in existing & new regions Technology recognized for innovation and impact Received the Empreendetec award recognizing results of Oxitec’s technology and its contribution to the Piracicaba community and Brazil Our Friendly™ Aedes solution shows superior control of wild Aedes aegypti, an invasive species found in over 125 countries and a primary vector for transmitting dangerous arboviruses including dengue, Zika, yellow fever and chikungunya, which presents numerous challenges for current control methods

Intrexon’s Methane Bioconversion Platform (MBP) Intrexon has developed disruptive MBP technology enabling profitable use of natural gas to produce high value industrial products via fermentation MBP has achieved six different high value chemicals with a total addressable market that exceeds $100 billion Commercially relevant yields for 2,3 Butanediol and isobutyraldehyde attained Moelis & Co engaged to advise on strategic/financial options for MBP and its products Offsets negative eco-impact from gas flaring Fulfills demand for cleaner burning fuels Replaces costly, energy-intensive processes

2,3 Butanediol (BDO) and Isobutanol Progress Update 2,3 BDO Yield increased by 15% during Q3 reaching over 60% of first commercial scale plant target Commercial robustness of strain demonstrated with continuous production runs >400 hours Purity >99% for 2,3 BDO produced in 500 liter pilot plant Site selection for small scale 2,3 BDO plant underway and expect construction to begin in 2018 Isobutanol Increased yield by 78% during 3Q Market Size: c.$80bn ISOBUTANOL Market Size: c.$22bn 2,3 BDO (BUTADIENE) Intrexon’s on-purpose 2,3 BDO process anticipated to have COGS sub $1,000 per metric ton ICIS, HIS Reports

Financial Overview Joel Liffmann – Senior Vice President, Finance

Third Quarter Financial Performance * Non-GAAP financial measure. Select Financial Highlights 3Q 2017 3Q 2016 Revenues $46.0 M $49.0 M Collaboration and Licensing Revenues $28.1 M $30.6 M Product & Services and Other Revenues $17.9 M $18.4 M Adjusted EBITDA $(16.4) M* $(3.7) M* Impact of change in deferred revenue related to upfront and milestone payments $(8.6) M $(1.8) M Basic EPS $(0.33) $(0.24) Total Equity & Preferred Stock Securities In Connection With ECCs $175.1 M $163.1 M Cash, Cash Equivalents, and Short- and Long-Term Investments $108.7 M $280.7 M

Q&A Session